UNITED STATES
SECURITY AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2002

            Sara Lee Corporation
(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification Number)

Three First National Plaza, Chicago, Illinois 60602-4260
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 726-2600

Item 5.    Other Events

The Registrant issued a press release on October 24, 2002 announcing its financial results for the first quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit 99.1 Press release dated October 24, 2002.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2002

SARA LEE CORPORATION (Registrant)

By:	/s/ Wayne R. Szypulski
Senior Vice President—Controller

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